August 1, 2014

DREYFUS SELECT MANAGERS SMALL CAP VALUE FUND

Supplement to Statement of Additional Information
dated September 1, 2013, as revised or amended October 1, 2013, January 1, 2014, February 1, 2014, April 1, 2014, May 1, 2014 and August 1, 2014

The following information supplements and supersedes any contrary information contained in the fund's Statement of Additional Information:

The Manager has engaged Channing Capital Management, LLC ("Channing" and, collectively with Neuberger Berman, Iridian, Kayne, Lombardia, TS&W and Walthausen, the "Sub-Advisers") to serve as an additional subadviser to the fund and to provide day-to-day management of that portion of the fund's assets allocated to Channing, respectively, effective May 16, 2014.

Channing is an employee-owned Delaware limited liability company founded in 2003.  Channing is located at 10 South LaSalle Street, Suite 2401, Chicago, Illinois  60603.  Wendell E. Mackey, CFA is the lead portfolio manager responsible for the day-to-day management of the portion of the fund's portfolio that is managed by Channing.  As of March 31, 2014, Channing had approximately $1.6 billion in assets under management.

The following is a list of persons (to the extent known by the fund) who are deemed to control Channing by virtue of ownership of stock or other interests of Channing:  Rodney B. Herenton/Herenton Capital Management, LLC, Wendell E. Mackey and Eric T. McKissack.

Portfolio Manager Compensation.  Total compensation is comprised of (1) base salaries, (2) performance bonuses, (3) equity participations, where applicable, and (4) benefits.  For investment professionals, the bonus component is determined based on equal weighting of four factors including, firm performance, product performance, individual performance and management discretion.  Channing recently adopted a stock incentive program where key employees may be allocated phantom equity, with an intended five-year growth trajectory (20% each year) into ownership stakes.

Additional Information About the Portfolio Manager.  The following table lists the number and types of accounts advised by Mr. Mackey, the fund's primary portfolio manager responsible for the day-to-day management of the portion of the fund's portfolio that is managed by Channing, and assets under management in those accounts as of March 31, 2014:

Portfolio Manager	Registered Investment Company Accounts	Total Assets Managed	Other Pooled Investment Vehicles	Total Assets Managed	Other Accounts	Total Assets Managed
Wendell E. Mackey (Channing)	None	N/A	None	N/A	30	$949.0 M

None of the accounts managed by the portfolio manager listed above is subject to a performance-based advisory fee.

As of the date of this Supplement, the portfolio manager listed above did not beneficially own any shares of the fund.